UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2006

EMTEC INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-32789	87-0273300
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation or Organization)	Number)	Identification No.)
______________

     525 Lincoln Drive
5 Greentree Center, Suite 117
Marlton, NJ, 08053
(Address of principal executive offices)

______________

(856) 552-4204
(Registrant’s telephone number, including area code)

572 Whitehead Road, Bldg. #1
Trenton, NJ 08619

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01    Other Events

Emtec, Inc. (the “Company”) has completed its consolidation of its offices in New Jersey. The Company’s Trenton, NJ office and warehouse has been consolidated into its existing facility in Springfield, NJ. The Company has relocated its corporate headquarters from 572 Whitehead Road, Trenton, New Jersey 08619 to 525 Lincoln Drive, 5 Greentree Center, Suite 117, Marlton, New Jersey 08619. The Company’s telephone number for its Springfield, NJ facility is (973) 376-4242 and its corporate headquarters telephone number has changed to (856) 552-4204.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMTEC, INC.

Date: December 22, 2006	By: /s/ Stephen C. Donnelly
Stephen C. Donnelly
Chief Financial Officer